Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management Global Advisors, LLC

Address of Joint Filer:	767 Fifth Avenue, 17th Floor New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	May 24, 2022

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Capital Management Global Advisors, LLC

/s/ Brian Traficante

Name:  Brian Traficante
Title:   General Counsel and Chief Compliance Officer

May 26, 2022
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Tactical Energy Fund PIV-AN, L.P..

Address of Joint Filer:	c/o York Capital Management, L.P. 767 Fifth Avenue, 17th Floor New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	May 24, 2022

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Tactical Energy Fund PIV-AN, L.P..
By: York Tactical Energy Holdings, LLC, its genera partner

/s/ Brian Traficante

Name:  Brian Traficante
Title:   General Counsel and Chief Compliance Officer

May 26, 2022
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Tactical Energy Fund, L.P..

Address of Joint Filer:	c/o York Capital Management, L.P. 767 Fifth Avenue, 17th Floor New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	May 24, 2022

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Tactical Energy Fund, L.P..
By: York Tactical Energy Holdings, LLC, its general partner

/s/ Brian Traficante

Name:  Brian Traficante
Title:   General Counsel and Chief Compliance Officer

May 26, 2022
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Tactical Energy Holdings, LLC

Address of Joint Filer:	c/o York Capital Management, L.P. 767 Fifth Avenue, 17th Floor New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	May 24, 2022

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Tactical Energy Holdings, LLC

/s/ Brian Traficante

Name:  Brian Traficante
Title:   General Counsel and Chief Compliance Officer

May 26, 2022
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	William Vrattos

Address of Joint Filer:	c/o York Capital Management, L.P. 767 Fifth Avenue, 17th Floor New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	May 24, 2022

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ William Vrattos

Name:  William Vrattos

May 26, 2022
Date